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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



 As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 23, 1995 incorporated by reference in Independence Bancorp, Inc.'s Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.



 Arthur Andersen, LLP

 Roseland, New Jersey
 April 28, 1995